Exhibit 10.1

AMENDMENT NO. 4 to Credit Agreement

This Amendment No. 4 to Credit Agreement (this “Amendment”), dated as of December 15, 2022, is among Kimbell Royalty Partners, LP, a Delaware limited partnership (the “Borrower”), each of the Guarantors party hereto (the “Guarantors”), the undersigned Lenders (as defined below), Citibank, N.A., as Administrative Agent for the Lenders (in such capacity, the “Administrative Agent”).

INTRODUCTION

A.            The Borrower, the financial institutions party thereto as lenders and Frost Bank, a Texas state bank, as administrative agent for such lenders (in such capacity, the “Original Administrative Agent”), entered into the Credit Agreement dated as of January 11, 2017 (the “Original Credit Agreement”).

B.            The Borrower, the Lenders party thereto and the Original Administrative Agent, as administrative agent, entered into the Amendment No. 1 to the Credit Agreement dated as of July 12, 2018 (“Amendment No. 1”) which Amendment No. 1 amended the Original Credit Agreement (the Original Credit Agreement as amended by Amendment No. 1 and as otherwise amended, supplemented or otherwise modified and in effect immediately prior to the effectiveness of Amendment No. 2, the “Prior Credit Agreement”); the Borrower, the Lenders party thereto and Citibank, N.A., as Administrative Agent (as successor in interest to the Original Administrative Agent, the “Administrative Agent”) entered into Amendment No. 2 to Credit Agreement dated as of December 8, 2020 (“Amendment No. 2”), and the Borrower, the Lenders and Guarantors party thereto and Citibank, N.A., as Administrative Agent entered into Amendment No. 3 to Credit Agreement dated as of June 7, 2022 (“Amendment No. 3”), (the Prior Credit Agreement as amended by Amendment No. 2 and Amendment No. 3, and as otherwise amended, supplemented or otherwise modified and in effect immediately prior to the effectiveness of this Amendment, the “Current Credit Agreement”).

C.            On the Amendment No. 4 Effective Date (hereinafter defined), this Amendment shall amend Schedule 13.2 of the Current Credit Agreement.

THEREFORE, the Borrower, the Guarantors, the Administrative Agent and the undersigned Lenders hereby agree as follows:

Section 1.      Definitions; References. Unless otherwise defined in this Amendment, each term used in this Amendment which is defined in the Current Credit Agreement has the meaning assigned to such term in the Current Credit Agreement after giving effect to this Amendment.

Section 2.      Amendment of Current Credit Agreement. Upon the satisfaction or waiver of the conditions specified in Section 4 of this Amendment, effective as of the Amendment No. 4 Effective Date, (i) the definition of Joint Lead Arrangers in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety to the following: “Joint Lead Arrangers” means KeyBank, N.A., PNC Bank, N.A., Frost Bank and Truist Securities, Inc.” and (ii) Schedule 13.2 of the Current Credit Agreement is hereby amended to read in its entirety as set forth in Schedule 13.2 attached hereto and the Lenders party hereto shall have the respective Commitments, Elected Commitments and Commitment Percentages set forth therein.

Section 3.      Representations and Warranties. Each of the Borrower and the Guarantors represents and warrants to the Administrative Agent, the Lenders and the Issuing Banks that:

(a)            the representations and warranties set forth in the Credit Agreement and in the other Credit Documents are true and correct in all material respects (except to the extent any such representation is qualified by materiality or “material adverse effect”, in which case such representation shall be true and correct in all respects) on and as of the Amendment No. 4 Effective Date (except for any such representations and warranties that were made as of a specified date, in which case such representations and warranties were true and correct in all material respects as of such earlier date (except to the extent any such representation is qualified by materiality or “material adverse effect”, in which case such representation shall be true and correct in all respects as of such earlier date));

(b)            (i) the execution, delivery, and performance of this Amendment are within its limited partnership or limited liability company power, as appropriate, and the authority of the Borrower and the Guarantors and have been duly authorized by appropriate proceedings and (ii) this Amendment constitutes a legal, valid and binding obligation of the Borrower and the Guarantors, enforceable against the Borrower and the Guarantors in accordance with its terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting the rights of creditors generally and general principles of equity; and

(c)            as of the effectiveness of this Amendment and immediately after giving effect thereto, no Default or Event of Default has occurred and is continuing.

Section 4.      Effectiveness. Notwithstanding anything to the contrary in this Amendment (including the representations and warranties set forth in Section 3 and Section 4 hereof), this Amendment shall become effective (the date of effectiveness being the “Amendment No. 4 Effective Date”) upon the satisfaction (or waiver by the Administrative Agent) of the following:

(a)            Documentation. The Administrative Agent shall have received the following:

(i)            Executed Amendment. The Administrative Agent (or its counsel) shall have received from the Borrower, the Guarantors, the Administrative Agent, the Issuing Bank and the Lenders either (i) a counterpart of this Amendment signed on behalf of such party or (ii) written evidence satisfactory to the Administrative Agent (which may include electronic transmission of a signed signature page of this Amendment) that such party has signed a counterpart of this Amendment.

(ii)            A certificate of an Authorized Officer of the Borrower as to the matters set forth in Section 4(d) hereof.

(iii)            PATRIOT Act. At least 3 Business Days prior to the Amendment No. 4 Effective Date (to the extent requested at least 5 Business Days prior thereto), all documentation and other information required by regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including, without limitation, the PATRIOT Act and the requirements of 31 C.F.R. §1010.230.

(iv)            The Borrower shall have consummated the acquisition of the Acquired Assets (as such term is defined in the Purchase and Sale Agreement dated as of November 3, 2022 among Hatch Royalty LLC (“Seller”) and the Borrower and Kimbell Royalty Operating, LLC (collectively, the “Buyer”) (the “PSA”), without the Walk-Right Amounts exceeding the Walk-Rights Threshold (as those terms are defined in the PSA).

(c)            Fees and Expenses. The Administrative Agent shall have received (i) all fees due and payable on or prior to the Amendment No. 4 Effective Date, (including the fees and expenses of a single outside counsel for the Administrative Agent to the extent invoiced at least two (2) Business Days prior to the Amendment No. 4 Effective Date and (ii) a fee of 30 bps on the amount of such increase for each Lender that is increasing its Elected Commitment from its Elected Commitment in effect under the Current Credit Agreement to its Elected Commitment under the Credit Agreement after giving effect to this Amendment.

(d)            On the Amendment No. 4 Effective Date, immediately after giving effect to the transactions contemplated by this Amendment, (a) no Default or Event of Default shall have occurred and be continuing and (b) all representations and warranties made by any Credit Party herein or in the other Credit Documents shall be true and correct in all material respects with the same effect as though such representations and warranties had been made on and as of the Amendment No. 4 Effective Date (except where such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects as of such earlier date).

The Administrative Agent shall promptly notify the Lenders and the Borrower when the Amendment No. 4 Effective Date shall have occurred and such notice shall be binding on the parties hereto.

Section 5.      Borrowing Base and Aggregate Elected Commitment Amount. Effective on the Amendment No. 4 Effective Date, (a) the Lenders agree that the Borrowing Base shall be $350,000,000.00, and (b) without the requirement that any Lender deliver an Elected Commitment Increase Certificate, the Administrative Agent, the Lenders and the Borrower hereby agree that in accordance with Section 4.04 of the Credit Agreement, the Aggregate Elected Commitment Amount under the Credit Agreement is hereby increased to $350,000,000.00 as requested by the Borrower, with each such Lender’s Elected Commitment being as set forth on Schedule 13.2 to the Credit Agreement (as amended hereby). The redetermination of the Borrowing Base provided for in this Section 5 shall constitute the Scheduled Redetermination scheduled to occur on or about November 1, 2022 for purposes of Section 2.14 of the Credit Agreement. Such Borrowing Base shall remain in effect until the Borrowing Base is adjusted or redetermined in accordance with the Credit Agreement.

Section 6.      Assignment and Reallocation of Commitments, Etc. On the Amendment No.4 Effective Date, each of the Lenders under the Current Credit Agreement in effect immediately prior to the Amendment No. 4 Effective Date hereby sells, assigns, transfers and conveys to the Lenders hereunder, and each of the Lenders hereunder hereby purchases and accepts, so much of the aggregate Commitments under, and Loans and participations in Letters of Credit outstanding under, the Current Credit Agreement such that, immediately after giving effect to the effectiveness of this Amendment (including any increase of the Commitments effectuated hereby), the relevant Commitments, Allocated Commitments and Percentages of each Lender shall be as set forth on Schedule 13.2 hereto. The foregoing assignments, transfers and conveyances are without recourse to any Lender and without any warranties whatsoever by the Administrative Agent, any Issuing Bank or any Lender as to title, enforceability, collectability, documentation or freedom from liens or encumbrances, in whole or in part, other than that the warranty of any such Lender that it has not previously sold, transferred, conveyed or encumbered such interests. Lenders shall, if appropriate, make all appropriate adjustments in payments under the Current Credit Agreement, the “Notes” and the other “Loan Documents” thereunder for periods prior to the adjustment date among themselves, but in no event shall any such adjustment of SOFR Loans (a) constitute a payment or prepayment of all or a portion of any SOFR Loans or (b) entitle any Lender to any reimbursement under Section 2.10 of the Current Credit Agreement.

Section 7.      Choice of Law. This Amendment and any claim, controversy, dispute or cause of action (whether in contract or tort or otherwise) based upon, arising out of or relating to this Amendment and the transactions contemplated hereby shall be governed by, and construed in accordance with, the law of the State of Texas.

Section 8.      Counterparts. This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or in electronic (i.e., “pdf” or “tif” format) shall be effective as delivery of a manually executed counterpart of this Amendment.

Section 8.      WAIVERS OF JURY TRIAL. THE BORROWER, THE ADMINISTRATIVE AGENT, EACH ISSUING BANK AND EACH LENDER HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVE TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER CREDIT DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN.

THIS WRITTEN AMENDMENT AND THE CREDIT DOCUMENTS, AS DEFINED IN THE CREDIT AGREEMENT, REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

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EXECUTED as of the date first set forth above.

BORROWER:

KIMBELL ROYALTY PARTNERS, LP

By:	Kimbell Royalty GP, LLC, its general partner

	By:	/s/ Matthew S. Daly
	Name:	Matthew S. Daly
	Title:	Chief Operating Officer and Secretary

[SIGNATURE PAGE TO AMENDMENT NO. 4 TO CREDIT AGREEMENT – KIMBELL]

GUARANTORS:

KIMBELL INTERMEDIATE HOLDINGS, LLC,
a Delaware limited liability company
KIMBELL INTERMEDIATE GP, LLC,
a Delaware limited liability company
KIMBELL ROYALTY HOLDINGS, LLC,
a Delaware limited liability company
Kimbell Royalty Operating, LLC,
a Delaware limited liability company
RIVERCREST ROYALTIES, LLC,
a Delaware limited liability company
RIVERCREST ROYALTIES II, LLC,
a Delaware limited liability company
HAYMAKER GREENFIELD, LLC,
a Delaware limited liability company
HAYMAKER HOLDING COMPANY, LLC,
a Delaware limited liability company
HAYMAKER PROPERTIES GP, LLC,
a Delaware limited liability company
KIMBELL MERGER SUB, LLC.
a Delaware limited liability company
PHILLIPS ENERGY PARTNERS, LLC,
a Delaware limited liability company
PHILLIPS ENERGY PARTNERS II, LLC,
a Delaware limited liability company
PHILLIPS ENERGY PARTNERS III, LLC,
a Delaware limited liability company
CIRRUS MINERALS, LLC,
a Delaware limited liability company
MUSTANG MINERALS, LLC,
a Delaware limited liability company
SPRINGBOK ENERGY PARTNERS, LLC,
a Delaware limited liability company
SPRINGBOK ENERGY PARTNERS II, LLC,
a Delaware limited liability company
KRP LEGACY ISLES, LLC,
a Delaware limited liability company
KRP LEGACY NBR, LLC,
a Delaware limited liability company
KIMBELL KNIGHT ROYALTIES, LLC,
a Delaware limited liability company

By:	/s/ Matthew S. Daly
Name:	Matthew S. Daly
Title:	Chief Operating Officer and Secretary of each of the above named entities

[SIGNATURE PAGE TO AMENDMENT NO. 4 TO CREDIT AGREEMENT – KIMBELL]

ROCHESTER MINERALS, L.P.,
a Texas limited partnership
HOCHSTETTER, L.P.,
a Texas limited partnership
AMERICAN ASSURANCE 2000, L.P.,
a Delaware limited partnership
COBRA PETROLEUM COMPANY, LP,
a Texas limited partnership
METCALFE MINERALS, L.P.,
a Texas limited partnership

By: Kimbell Intermediate GP, LLC,
a Delaware limited liability company, each such limited partnership’s general partner

By:	/s/ Matthew S. Daly
Name:	Matthew S. Daly
Title:	Chief Operating Officer and Secretary of each of the above named entities

HAYMAKER PROPERTIES, LP,
a Delaware limited partnership

By: Haymaker Properties GP, LLC,
a Delaware limited liability company, its general partner

By:	/s/ Matthew S. Daly
Name:	Matthew S. Daly
Title:	Chief Operating Officer and Secretary

[SIGNATURE PAGE TO AMENDMENT NO. 4 TO CREDIT AGREEMENT – KIMBELL]

ADMINISTRATIVE AGENT / LENDER / ISSUING BANK / LEAD ARRANGER / SYNDICATION AGENT:

Citibank, N.A., as Administrative Agent, Issuing Bank, Continuing Lender, Lead Arranger and Syndication Agent

By:	/s/ Jeff Ard
Name: Jeff Ard
Title: Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 4 TO CREDIT AGREEMENT – KIMBELL]

Frost Bank, as an Issuing Bank, Joint Lead Arranger and Co-Documentation Agent

By:	/s/ Savannah Barlow
Name: Savannah Barlow
Title: Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 4 TO CREDIT AGREEMENT – KIMBELL]

PNC Bank, National Association, as a Lender, Joint Lead Arranger and Co-Documentation Agent

By:	/s/ Brittany Lehr
Name: Brittany Lehr
Title: Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 4 TO CREDIT AGREEMENT – KIMBELL]

Truist Bank, as a Lender and Co-Documentation Agent

By:	/s/ Greg Krablin
Name: Greg Krablin
Title: Director

[SIGNATURE PAGE TO AMENDMENT NO. 4 TO CREDIT AGREEMENT – KIMBELL]

Truist Securities, Inc., as Joint Lead Arranger

By:	/s/ Greg Krablin
Name: Greg Krablin
Title: Director

[SIGNATURE PAGE TO AMENDMENT NO. 4 TO CREDIT AGREEMENT – KIMBELL]

Credit Suisse AG, New York Branch, as a Lender

By:	/s/ Komal Shah
Name: Komal Shah
Title: Authorized Signatory

By:	/s/ Wesley Cronin
Name: Wesley Cronin
Title: Authorized Signatory

[SIGNATURE PAGE TO AMENDMENT NO. 4 TO CREDIT AGREEMENT – KIMBELL]

JPMorgan Chase Bank, N.A., as a Lender

By:	/s/ Umar Hassan
Name: Umar Hassan
Title: Authorized Officer

[SIGNATURE PAGE TO AMENDMENT NO. 4 TO CREDIT AGREEMENT – KIMBELL]

KeyBank National Association, as a Lender

By:	/s/ George E. McKean
Name: George E. McKean
Title: Senior Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 4 TO CREDIT AGREEMENT – KIMBELL]

Bank of America, National Association, as a Lender

By:	/s/ Greg Smothers
Name: Greg Smothers
Title: Director

[SIGNATURE PAGE TO AMENDMENT NO. 4 TO CREDIT AGREEMENT – KIMBELL]

Royal Bank of Canada, as a Lender

By:	/s/ Emilee Scott
Name: Emilee Scott
Title: Authorized Signatory

[SIGNATURE PAGE TO AMENDMENT NO. 4 TO CREDIT AGREEMENT – KIMBELL]

Independent Bank, as a Lender

By:	/s/ Philip Mortimer
Name: Philip Mortimer
Title: Senior Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 4 TO CREDIT AGREEMENT – KIMBELL]

UMB Bank, N.A., as a Lender

By:	/s/ Zachary S. Leard
Name: Zachary S. Leard
Title: Assistant Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 4 TO CREDIT AGREEMENT –KIMBELL]